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                              SUPPLEMENT DATED DECEMBER 1, 2006 TO THE FOLLOWING
                               PROSPECTUSES DATED MAY 1, 2006 (AS SUPPLEMENTED):

                                                SCUDDER ADVOCATE ADVISOR ANNUITY
                                   SCUDDER ADVOCATE ADVISOR-ST1 VARIABLE ANNUITY
                                                SCUDDER ADVOCATE REWARDS ANNUITY

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Variable Annuity Contract Prospectuses listed above. Please retain this supplement and keep it with the Prospectus for future reference.

VARIABLE FUNDING OPTIONS

1. The existing Underlying Funds listed below ("Existing Funds"), each a portfolio of DWS Variable Series II currently available as a Variable Funding Option under your Contract, will be consolidated by merger into certain acquiring Underlying Funds indicated below ("Acquiring Funds"), each a portfolio of DWS Variable Series I currently available as a Variable Funding Option under your Contract. The mergers are expected to become effective on or about December 11, 2006. Please refer to the proxy materials and prospectus supplements for the Existing Funds for more information.

The assets in each Existing Fund will be transferred into the indicated Acquiring Fund. The aggregate value of your investment in the Existing Fund will not change as a result of the merger. Future allocations to an Existing Fund, including allocations made under automated investment strategies such as Dollar Cost Averaging or Automatic Rebalancing, will be allocated instead to its Acquiring Fund.

The Variable Funding Option mergers will be as follows:

             EXISTING FUND                         ACQUIRING FUND
             -------------                         --------------
DWS Variable Series II - Class B          DWS Variable Series I - Class B
   DWS Janus Growth Opportunities VIP        -    DWS Capital Growth VIP
   DWS Legg Mason Aggressive Growth VIP      -    DWS Capital Growth VIP
   DWS Mercury Large Cap Core VIP            -    DWS Growth & Income VIP
   DWS Oak Strategic Equity VIP              -    DWS Capital Growth VIP
   DWS Templeton Foreign Value VIP           -    DWS International VIP

2. In connection with these mergers, effective October 31, 2006 Templeton Investment Counsel L.L.C. resigned as subadviser to DWS Templeton Foreign Value VIP, and Salomon Brothers Asset Management Inc resigned as subadviser to DWS Legg Mason Aggressive Growth VIP.

Certain documents or information you may receive about your Contract may continue to reflect the Existing Fund names until such time as updates are made.

MORE INFORMATION ABOUT THE VARIABLE FUNDING OPTIONS IS CONTAINED IN THE PROSPECTUSES, AS SUPPLEMENTED, FOR THE UNDERLYING FUNDS. CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS CAN BE OBTAINED BY CALLING 1-866-376-0389.